UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) August 12, 2004


                          21ST CENTURY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


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         NEVADA                     000-29209                   48-1110566
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)
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          2700 W. SAHARA BOULEVARD, SUITE 440, LAS VEGAS, NEVADA 89102
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (702) 248-1588

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS

The lawsuit filed by Patricia Wilson in the 153rd District Court of Tarrant County, Texas in Cause Number 153-189311-01 was concluded Monday August 23, 2004. The jury found for Ms. Wilson but also found Ms. Wilson guilty of Conversion of Company funds to her personal use. Management intends to vigorously pursue the case through the Appellate Division.


                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        21ST CENTURY TECHNOLOGIES, INC.
                                                 (Registrant)



Dated:  August 26, 2004                 By:  /s/ KEVIN ROMNEY
                                             -----------------------------
                                             Kevin Romney
                                             Chief Executive Officer